GERMAN AMERICAN BANCORP, INC.

Corporate Governance Guidelines

(as adopted June 27, 2011)

The following guidelines are adopted by the Board of Directors of German American Bancorp, Inc. and replace the 2004 Governance Policy.  The Board of Directors is referred to as the “Board” and members of the Board are referred to as the “Directors” by these guidelines.  The term “Corporation” when used in these guidelines will refer to German American Bancorp, Inc., and may (if the context so suggests) also refer to the Corporation’s banking and other subsidiaries.

Board Composition

Independence.  A majority of the members of the Board must qualify as independent in accordance with the applicable provisions of the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002 and other laws, and the rules promulgated thereunder by the Securities and Exchange Commission (SEC), and by the applicable NASDAQ listing standards pertaining to corporate governance.

The Board will determine annually in conjunction with the annual slating of nominees for election at each annual shareholders meeting whether each Director (including Directors not standing for election) is considered independent for purposes of this requirement.  A Director will be considered independent if (A) he or she is not disqualified from being determined to be “independent” under the then-applicable legal, regulatory, and NASDAQ standards of independence described above, and (B) the Board affirmatively determines, after considering the total mix of information available to it at that time, that the Director has no relationships that would interfere with the exercise of his or her independent judgment in carrying out his or her responsibilities as a director of the Corporation. For this purpose, a material relationship includes relationships that arise either directly or as a partner, shareholder, equity owner or officer of an organization that has a relationship with the Corporation, and can encompass commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. In assessing the materiality of a Director’s relationship and the potential for such relationship to interfere with that Director’s independence, the Board shall consider the issue of materiality not only from the standpoint of the Director but also from that of the persons or organizations with which the Director has an affiliation. The basis for the Board’s determination that a relationship does not interfere with independence shall be disclosed in the Corporation’s annual proxy statement.

Notwithstanding the above, however, a Director shall not fail to be deemed independent solely as a result of loan transactions (including principal advances and repayments and interest and fee charges and payments) made by our banking subsidiary in the ordinary course of its banking business with that Director or his or her associates and immediate family members (as immediate family membership is defined for purposes of the related person transaction disclosure requirements of the Corporation’s annual proxy statement under SEC rules and NASDAQ independence guidelines), if (X) those loans have been made on substantially the same terms, including interest rates, collateral and repayment terms on extensions of credit, as those prevailing at the same time for comparable loans with persons not related to the lender and did not involve more than the normal risk of collectability or present other unfavorable features, and (Y) none of them are disclosable by the Corporation or its banking subsidiary as nonaccrual, past due, restructured or potential problems (as those terms are defined by the SEC industry guide applicable to disclosures by bank holding companies).

Number of Directors.  The Board shall determine from time to time the appropriate size of the Board, with the objective of obtaining the necessary experience, expertise and geographic representation without becoming too large to function efficiently.

Chairman of the Board.  The positions of the Chairman of the Board and the Chief Executive Officer may be filled by the same individual or by different individuals, at the discretion of the Board.

Lead Independent Director.  At any time when the Chairman of the Board is not an “independent” Director, the Board shall designate from among the independent Directors a “lead independent Director.” The lead independent Director shall assist the Board in assuring effective corporate governance under these guidelines and shall serve as chairperson of meetings of the independent Directors that are held without the presence of any Directors who may at that time be deemed not to be independent. The lead independent Director shall also chair meetings of the Board or shareholders during any meetings or portions of meetings if the Chairman of the Board is absent. In addition, the lead independent Director shall serve as the principal liaison between the independent Directors on the one hand and the full Board and senior management on the other, and work with the Chairman of the Board to finalize the information flow to the Board, the content of meeting agendas and proposed meeting schedules.

Criteria for Director Effectiveness and Suitability for Service

Nominees.  Effectiveness of the individual Directors who serve from time to time on the Board is enhanced by careful consideration of those who may be nominated for election to the Board.  To discharge their duties in identifying and evaluating nominees for Directors (including nominees who may be appointed to fill vacancies from whatever cause arising on the Board without a shareholder vote), the Governance/Nominating Committee and the Board shall consider the factors identified in the Charter of the Governance/Nominating Committee, as amended from time to time.

Existing Directors.  The effectiveness or suitability for Board service of a Director can be affected adversely by events or circumstances that arise after nomination or election to the Board of such Director, such as events or circumstances that (had they arisen at the time of the most recent election or re-election to the Board of such Director and been known to the Board) would have adversely affected (in a material way) the Board’s assessment of (A) the Director’s qualifications, suitability, loyalty or effectiveness, or (B) his or her status as an “independent” Director.  Therefore, each Director is expected to promptly report to the lead independent Director any such events or circumstances, including without limitation any (X) change in his or her employment or other affiliations of the Director or his or her immediate family members that could result in a related person transaction disclosure in the Corporation’s annual proxy statement, or otherwise affect the Director’s independence, (Y) substantial change in his or her principal occupation or business association from the position he or she held when last elected to the Board, or (Z) legal, regulatory or financial problems experienced or likely to be experienced by the Director that could become disclosable in the Corporation’s annual proxy statement, including without limitation any inability (or likely inability) of the Director or related persons to perform as scheduled all obligations as debtor under any loan or other extension of credit extended by the Corporation’s banking subsidiary to the Director or his or her related persons.

Age and Tenure Limits. The age qualification requirement of Section 2.3 of the Restated Bylaws of the Corporation applies to elections of certain Directors. Otherwise, there are no tenure or retirement limits or requirements.

Director Responsibilities

Directors should regularly attend meetings of the Board and of all Board committees upon which they serve.  To prepare for the meetings, Directors should carefully review the meeting materials that are distributed in advance of each meeting.  Each Director is expected to serve on and participate diligently in the work of at least one committee.  Further, each Director is expected to attend the entirety of at least 75% of all Board and committee meetings each year.  Attendance in person (as distinguished from participation by telephone) is strongly encouraged whenever possible.

Directors are expected to comply with all laws, regulations and internal corporate policies and codes of conduct applicable to them as Directors.

A Director must inform the Audit Committee of the Board as soon as reasonably possible of all types of proposed transactions or series of transactions between (A) him or her (directly or indirectly) and/or his or her related persons as determined under SEC related person transaction disclosure rules, on the only hand, and (B) the Corporation, on the other hand, if such proposed transactions or series of transactions are of the type, amount and nature that could become reportable as related person transactions in the Corporation’s annual meeting proxy statement. Certain types of transactions are not reportable in the Corporation’s proxy statement under the SEC related person transaction disclosure rules, however, and therefore do not require Audit Committee review, including (X) loan transactions of the Corporation’s bank subsidiary in which Directors or members of their immediate families may have a direct or indirect material interest, if such loans satisfy the SEC standards (generally described by the special rule for such loans described under the discussion of independence standards above) for non-disclosure; (Y) payments of dividends or interest made by the Corporation to Directors or members of their immediate families solely as a result of their ownership of publicly-held securities issued by the Corporation (presently including its common shares and debentures) and indebtedness owed by the Corporation to such persons that is evidenced by the Corporation’s publicly-held debentures; and (Z) compensation paid by the Corporation to Directors that is disclosable as compensation in the annual meeting proxy statement and is in fact disclosed as such.

Further, Directors are expected to avoid service on the board of a competing institution or corporation and to resign their position on the Board if such a competing service relationship is established and is not discontinued at the request of the Board.  Any questions as to what defines a competing institution or corporation should be directed to the lead independent Director or Chairman of the Board of the Corporation.

Executive Sessions

NASDAQ rules require that the independent Board members regularly meet in executive session without the presence of Directors who are at such time not “independent” as determined in these guidelines. The Board's policy is to hold these executive sessions without the presence of management, including the chief executive officer and any other non-independent Directors in connection with each regularly scheduled Board meeting, and at other times as necessary.

Board Committees

The Board currently has the following standing committees (including committees of the board of directors of the Corporation’s banking subsidiary, the membership of which board is the same as the membership from time to time of the Board of the Corporation):

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Audit Committee

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Governance/Nominating Committee

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Compensation/Human Resources Committee

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Credit Risk Management Committee

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Investment Committee

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Finance (ALCO) Committee

From time to time the Board may form a new committee or disband a current committee depending on the circumstances.

When appointing Directors to the Audit Committee, the Governance/Nominating Committee, or the Compensation/Human Resources Committee, the Board shall determine that each such appointee is then not only an “independent” Director as determined for general Board independence requirements, but also (A) is not potentially classifiable as an “affiliated outside director” by Institutional Shareholder Services, and (B) meets any enhanced or special independence or other requirements established for members of such types of committees by applicable law and regulations, including those of the SEC and the Internal Revenue Service, or by the governance rules or interpretations of NASDAQ.

Members of all standing committees are appointed by the Board but subject to the recommendation of the Governance/Nominating Committee. The Board determines the exact number of members and can at any time remove or replace a Committee member.

The Chair of each committee of the Board will, in consultation with appropriate committee members and members of management, and in accordance with the committee's charter, determine the frequency and length of committee meetings and develop the committee's agenda.

Board, Committee and Director Evaluation and Self-Assessment

The Board and its committees and its individual members are subject to evaluation and self-assessment from time to time. The Governance/Nominating Committee shall develop procedures for this process and oversee such evaluations and self-assessments and report to the Board at least annually concerning such matters.

Director Access to Management

Although Directors may contact any member of management without prior or subsequent notice or permission from the Chief Executive Officer or other executive officer, the Board expects that Directors will exercise reasonable judgment to assure that contact of this sort is not distracting to the business operations of the Corporation.  Further, any such contact, if in writing, will be copied to the Chief Executive Officer or the lead independent Director, as appropriate.

CEO Performance Evaluation and Succession Planning

The Board (not including any members of management) will conduct an annual review of the performance and compensation of the Chief Executive Officer, taking into account the views and recommendations of the Compensation/Human Resources Committee.  The Board will establish and annually review plans regarding succession to the Chief Executive Officer in the event of emergency or retirement.  The Chief Executive Officer shall discuss with the Board at least annually succession planning for key senior management positions, along with related development recommendations.

Director Compensation

The Governance/Nominating Committee shall assess, from time to time, the adequacy and suitability of the compensation package for members of the Board in relation to competitive market and sound corporate governance practices.  The Chief Executive Officer or other members of the senior management team or other persons appointed by the Governance/Nominating Committee shall report to the Committee from time to time regarding the adequacy and suitability of the Board compensation package in relation to other comparable companies. Changes in Board compensation, if any, should be suggested by the Governance/Nominating Committee for approval by the Board.

Stock Ownership Guidelines

In order to align the interests of Directors with shareholders, non-employee Directors are expected to have an investment position in shares of the Corporation’s common stock equal to a multiple of three times the current annual cash retainer paid to non-employee Directors. Further, the Chief Executive Officer is expected to have an investment position in shares of the Corporation’s common stock equal to three times his or her base salary. Exceptions to these ownership guidelines may be approved by the lead independent Director for good reason.

Investment positions for purposes of these guidelines shall mean the shares deemed to be beneficially owned according to the SEC’s beneficial ownership rules that are followed in the table of beneficial ownership that is included in the Corporation’s annual meeting proxy statement. Once a person is in compliance with the ownership guidelines, he or she does not need to re-qualify solely because the shares that are beneficially owned at time of attaining compliance experience a stock price decline.

Directors and executive officers must notify the Corporation of any pledge or grant of security interest in any shares of Corporation common stock that they beneficially own or any change in similar previously-reported arrangements.

External Advisors

While the information needed for the Board's decision making generally will be found within the Corporation, from time to time the Board may seek professional or expert advice from sources independent of management. Accordingly, the Board shall have the sole authority to engage, compensate, oversee and terminate external advisors as it determines necessary to carry out its responsibilities.  The Corporation shall provide appropriate funding (as determined by the Board) for payment of compensation to advisors engaged by the Board.

Likewise, each committee of the Board shall have the sole authority to engage, compensate, oversee and terminate external advisors as it determines necessary to carry out its duties.  The Corporation shall provide appropriate funding (as determined by each committee) for payment of compensation to advisors engaged by the committees.

Shareholder Communications with the Board

Any holder (of record or beneficially) of any shares of common stock of the Corporation may direct written communications to the Board (or to specified individual members of the Board in their official capacities as members of the Board) by (a) addressing such communications to the attention of the Board (or such individual(s), as applicable), (b) including in such communication a statement that the person sending the record is a holder (of record or beneficially) of the Corporation's common shares and a statement that the shareholder wishes that the communication be delivered to the Board (or the specified individuals), and (c) mailing such communications (by registered or certified mail, return receipt requested) to the indicated addressee(s) in care of the Secretary of the Corporation, at the address of the Corporation's principal executive offices. The Board has directed that the Secretary of the Corporation, upon his or her receipt of any such communication, shall distribute copies of such communication (even if such communication may have been addressed solely to the attention of one or more individual Directors and not to all Directors) to all of the members of the Board not later than the date of the next regular meeting of the Board.  The above procedure is of general applicability for those communications for which a communication channel is not otherwise established. If the shareholder communication relates to the recommendation of a candidate for nomination by the Board for election as a Director at an annual meeting, the shareholder should send that communication to the attention of the Chairman of the Governance/Nominating Committee in accordance with Section 4 of the Charter of the Governance/Nominating Committee. If an employee desires to communicate (on a confidential anonymous basis) any concern relating to accounting or auditing matters, the employee should communicate such concerns to the Audit Committee in accordance with the Corporation’s Section 301 reporting policies and procedures that are posted on the Corporation’s website.

Board Interaction with Investors, Media and Customers

The Board believes that, except in extraordinary circumstances, management should speak for the Corporation. Each Director is therefore expected to refer inquiries from investors, the press or other media sources, or customers to the Chief Executive Officer without substantive comment.

Annual Review of these Guidelines

These guidelines have been developed and approved by the Board.  The Board will review at least annually the practices incorporated into these guidelines in order to determine whether these they should be updated.  These guidelines shall be published on the Corporation's website.